UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

CONFLUENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40526	47-1824387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 W. Evelyn Avenue
Mountain View, California	94041
(Address of Principal Executive Offices)	(Zip Code)

(800) 439-3207

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	CFLT	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2025, Confluent, Inc. (“Confluent”) held its 2025 Annual Meeting of Stockholders (the “Meeting”). Holders of Confluent’s Class A common stock were entitled to one vote for each share held as of the close of business on April 14, 2025 (the “Record Date”) and holders of Confluent’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. Present at the Meeting by virtual presence or by proxy were holders of 314,261,715 shares of Confluent’s Class A common stock and Class B common stock, together representing a total of 798,398,364 votes, or 96.6% of the eligible votes as of the Record Date. Confluent’s stockholders voted on three proposals at the Meeting, each of which is described in more detail in Confluent’s definitive proxy statement for the Meeting, filed with the Securities and Exchange Commission on April 23, 2025.

The final results with respect to each such proposal are set forth below:

Proposal 1 - Election of Directors.

The stockholders of Confluent elected each of the persons named below as Class I directors to serve until Confluent’s 2028 annual meeting of stockholders and until their successors are duly elected and qualified. The voting results for each director nominee are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jay Kreps	744,282,248	5,785,930	48,330,186
Alyssa Henry	742,536,314	7,531,864	48,330,186
Greg Schott	677,581,947	72,486,231	48,330,186

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as Confluent’s independent registered public accounting firm for the year ending December 31, 2025. The voting results are set forth below:

For	Against	Abstain
796,444,914	974,752	978,698

Proposal 3 - Non-binding Advisory Vote on Compensation of Named Executive Officers.

The stockholders approved, on a non-binding advisory basis, the compensation of Confluent’s named executive officers. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
715,889,812	33,602,090	576,276	48,330,186

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFLUENT, INC.

	By:	/s/ Rohan Sivaram
Dated: June 13, 2025		Rohan Sivaram
Chief Financial Officer

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